The RBB Fund, Inc.

Scotia Dynamic U.S. Growth Fund

Class I

Class II

Institutional

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated May 14, 2014

to Prospectus dated March 21, 2014

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective July 14, 2014, the Scotia Dynamic U.S. Growth Fund (the “Fund”) will impose a 2% redemption fee on proceeds from shares redeemed within 60 days following their acquisition.  Accordingly, the “Fees and Expenses of the Fund” table on page 1 of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class I Shares		Class II Shares
Redemption Fee (as a percentage of amounts redeemed or exchanged within 60 days of purchase)	2.00%	2.00%		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%		0.65%
Other Expenses(1)	0.45%	0.55	%(1)	0.70	%(1)
Shareholder Servicing Fee	None	0.10%		0.25%
Total Annual Fund Operating Expenses(2)	1.10%	1.20%		1.35%
Fee Waivers and Reimbursements	(0.36)%	(0.36)%		(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.74%	0.84%		0.99%

(1)         The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Fund.  Accordingly, the Fund’s “Total Annual Fund Operating Expenses” have been restated to reflect expenses expected to be incurred for the Fund for the current fiscal year.

(2)         Scotia Institutional Asset Management US, Ltd. (“SIAM” or the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual

Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.74% for Institutional Shares, 0.84% for Class I Shares and 0.99% for Class II Shares until December 31, 2015.  Prior to such date, this contractual agreement may only be terminated by the Fund’s Board of Directors.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Additionally, the following disclosure is added to the section entitled “Redemption of Fund Shares” beginning on page 12 of the Prospectus:

Redemption Fee.  The Board of Trustees has approved a short-term redemption fee of 2% for any redemption or exchange within 60 days of purchase of shares of the Fund.  The redemption fee will be calculated as a percentage of the net asset value of total redemption or exchange proceeds. Those shares held the longest will be treated as being redeemed first.  The fee will be paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

The Fund is authorized to waive the redemption fee for the following transactions:

•                  Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

•                  Redemptions where the Shares were purchased through financial intermediaries that the Investment Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Investment Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

•                  Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

•                  Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

•                  Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

•                  Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

•                  Redemptions to satisfy minimum required distributions from retirement accounts;

•                  Redemptions representing the return of excess contributions in retirement accounts;

•                  Redemptions initiated by the Fund; and

•                  Redemptions following investments of contributions in the Fund by participants in defined contribution plans.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, the Fund reserves the right to add, modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies.  Omnibus accounts include multiple investors and such accounts typically provide the funds with a net purchase or redemption request on any given day where the purchases and redemptions of fund shares by the investors are netted against one another.  Although the Fund and its service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements, the identities of individual investors whose purchase and redemption orders are aggregated are not generally known by the Fund.  If a financial intermediary fails to enforce the Fund’s market timing policies or redemption fee, the Fund may take certain actions, including terminating the relationship.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.